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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form SB-2 of our report dated October 6, 2003, included in the annual report on Form 10-KSB of Viseon, Inc. and subsidiaries for the years ended June 30, 2003 and 2002, and to reference to our Firm under the caption "Experts" in the Prospectus.


                                              /s/ Virchow, Krause & Company, LLP


Minneapolis, Minnesota
May 6, 2004